EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Calor Del Sol Inc. (the “Company”) on Form 10-K for the period ended April 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Alejandro Hernandez, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 17th day of August, 2026.
/s/ Alejandro Hernandez
Alejandro Hernandez
Chief Executive Officer